Exhibit 32.2

CERTIFICATION PURSUANT TO U.S.C. SECTION 1350

AS ADOPTED PURSANT TO SECTION 206 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Longeveron Inc. (the “Company”) on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lisa A. Locklear, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2026	/s/ Lisa A. Locklear
Lisa A. Locklear Executive Vice President and Chief Financial Officer